SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                December 21, 2001


                        AMERICAN CONSOLIDATED MINING CO.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or other jurisdiction of incorporation)

                 0-20642                                    87-0375093
                 -------                                    ----------
        (Commission file number)               (IRS employer identification no.)

70 West Canyon Crest Rd., Suite D, Alpine, Utah                84004
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   (Address of principal executive offices)                  (Zip code)


                                 (801) 756-1414
              (Registrant's telephone number, including area code)



                   This document contains a total of 8 pages.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number            Description

                  10.1 Amendment No. 1 To The Agreement And Plan Of Share Exchange, by and between American Consolidated Mining Co., Renaissance Man, Inc. ("RMI") and the owners of all the outstanding shares of common stock of RMI.

Item 9. Regulation FD Disclosure

Share Exchange Agreement

In July 2001, the Company entered into an Agreement and Plan of Share Exchange (the "Share Exchange Agreement") with Renaissance Man, Inc. ("RMI"). Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. The Share Exchange Agreement is subject to a number of contingencies, including, but not limited to, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties and (v) resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company.

On December 21, 2001, the Share Exchange Agreement was amended to reduce the total number of shares of common stock that the RMI stockholder will receive if the Share Exchange Agreement closes from 11,000,000 shares of the Company's common stock to 10,000,000 shares.

Press Release

On December 27, 2001, the American Consolidated Mining Co. issued the following press release.

ALPINE, UTAH, Dec 27, 2001 - American Consolidated Mining Company (NQB ACMG) has announced that it entered into an Agreement and Plan of Share Exchange (the "Share Exchange Agreement") with Renaissance Man, Inc., a Texas corporation ("RMI").

Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to American Consolidated Mining Company ("ACMC") in exchange for ACMC stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI immediately prior to the closing will own approximately 88% of the issued and outstanding shares of ACMC immediately after the closing,

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

ACMC's name would be changed to American Consolidated Management Group, Inc. and nominees identified by RMI would become the officers and directors of ACMC. The Share Exchange Agreement is subject to a number of contingencies, including, but not limited to, (i) ACMC effecting a 100 to 1 reverse stock split prior to the closing, (ii) ACMC having no more than 1,500,000 shares of common stock outstanding immediately prior to the closing, (iii) ACMC having no more than $10,000 in liabilities at the closing date, and (iv) satisfactory completion of due diligence by the parties. The Share Exchange Agreement and further discussion thereof is contained in ACMC's latest Annual Report on Form 10-KSB.

RMI has developed an aloe-based health beverage, Aloe-Lu-Ya, which is expected to compete favorably in the new age beverage category, through national distribution. Aloe-Lu-Ya has undergone testing and market feasibility studies to help determine both the health benefits of the product and its commercial acceptance. Aloe-Lu-Ya is the only health drink of its type endorsed by the National Arthritis Foundation.

RMI has acquired an aloe-based health beverage, Aloe-Lu-Ya, which RMI expects to compete favorably with Gatorade and other recognized beverages through national distribution. Aloe-Lu-Ya has undergone testing and market feasibility studies relating to the drink's health benefits and its commercial acceptance. RMI reports that the results of this testing were favorable.

ACMC also today announces the appointment of William D. Moeller, Herschel Walker and George Mappin to the Board of Directors. William D. Moeller is the CEO of the Company and has previously served as a director of the Company.

Herschel Walker, President and Director of RMI, is a former professional athlete and successful businessman and a member of HealthSouth's Sports Medicine Council. He began his career at the University of Georgia, where he won the Heisman Trophy. He signed his first professional contract with the New Jersey Generals and became the League's MVP with 2,411 rushing yards in one season, a professional record. In 1987, he became the first player in NFL history to gain more than 700 yards both rushing and receiving. Playing with the Philadelphia Eagles in 1992, Walker again made NFL history by becoming the first player to record 90-yard gains by rushing, receiving, and returning a kick in the same season. In 1995, Walker moved on to the New York Giants and became the sixth player in league history to amass more than 15,000 all-purpose career yards. He signed with the Dallas Cowboys in 1996 and played with them until retiring in 1998 at the age of 36. In addition to his other accomplishments, Walker has earned a second-degree black belt in Tae Kwon Do, danced with the Fort Worth Ballet and competed in the 1992 winter Olympics as a member of the United States bobsled team.

Herschel Walker has been directly involved in the testing and feasibility studies regarding the health benefits of Aloe-Lu-Ya. He includes Aloe-Lu-Ya as a regular part of his very strenuous daily training regimen.

George Mappin, president of Mappin Industries, a successful drapery and bed spread design, manufacturing and installation company, brings to ACMC many years of successful business experience.

This press release contains statements which may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-statements include market acceptance and commercialization of the Aloe-Lu-Ya drink, the ability to compete successfully and the ability to complete before-mentioned transactions. There can be no assurance that the contingencies to the Share Exchange Agreement will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the historical shareholders of ACMC. ACMC undertakes no obligation to update or revise forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

For information on American Consolidated Mining Company, please contact: William Moeller at (801) 756-1414.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN CONSOLIDATED MINING CO.




Date: December 27, 2001                       By    /s/ William D. Moeller
                                                  ----------------------------
                                                   William D. Moeller
                                                   Chief Executive Officer

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